Exhibit A to April 15, 1998 Consent of Majority Shareholder

                           1998 CLI STOCK OPTION PLAN

     1. Purpose. Cardiovascular Laboratories, Inc., (the "Company") hereby adopts the 1998 CLI Stock Option Plan effective April 17, 1998 (the "Plan") as an additional incentive to eligible employees and eligible independent contractors (as determined under Section 3) to enter into or remain in the employ or service of the Company or any Affiliate (as defined below) and to devote themselves to the Company's success by providing them with an opportunity to acquire or increase their proprietary interest in the Company through receipt of (a) rights (the "Options") to purchase the Company's Common Stock (the "Common Stock") or (b) Common Stock subject to conditions of forfeiture (the "Restricted Stock Awards"). Each Option granted under the Plan shall specify whether or not it is intended to be an incentive stock option ("ISO") within the meaning of section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code") or a non statutory stock option ("NSO") for federal income tax purposes. For purposes of the Plan, the term "Affiliate" shall mean a corporation which is a parent corporation or a subsidiary corporation with respect to the Company within the meaning of section 424(e) or (f) of the Code.

     2. Administration.

          (a) Committee. The Plan shall be administered by the Board of Directors (the "Board") or a committee designated by the Company's Board (the "Committee").

          (b) Meetings. The Board or the Committee shall hold meetings at such times and places as it may determine. Acts approved at a meeting by a majority of the members of the Board or the Committee present at a meeting at which there is a quorum or acts approved in writing by the unanimous consent of the Board or the Committee shall be the valid acts of the Board or Committee.

          (c) Grants. The Board or Committee shall from time to time at its discretion direct the Company to grant Options or Restricted Stock Awards pursuant to the terms of Plan. Subject to the express provisions of the Plan, the Board or Committee shall have plenary authority to determine the persons to whom and the times at which Options or Restricted Stock Awards shall be granted, the number of shares of Common Stock to be granted under an Option or Restricted Stock Award and the price and other terms and conditions thereof, including a specification with respect to whether or not an Option is intended to be an ISO. In making such determinations the Board or Committee may take into account the nature of the person's services and responsibilities, the person's present and potential contribution to the Company's success and such other factors as it may deem relevant. The Board's or Committee's interpretation of any provision of the

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     Plan or of any Option or Restricted Stock Award granted under it shall be final, binding and conclusive.

          (d) Exculpation. Each Board or Committee member shall be acting in the capacity of a director of the Company for the purpose of Articles VI and VII of the Company's Articles of Incorporation in connection with the administration of the Plan or the granting of Options or Restricted Stock Awards under the Plan.

          (e) Indemnification. Each Board or Committee member shall be entitled to indemnification by the Company in accordance with the provisions and limitations of Article VII of the Company's Bylaws, as the same may be amended from time to time, in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options or Restricted Stock Awards under the Plan in which he may be involved by reason of his being or having been a Board or Committee member, whether or not he continues to be a Board or Committee member at the time of the action, suit or proceeding.

     3. Eligibility. All persons the Company or its Affiliates employ as employees or retained as independent contractors or directors of the Company who, in the Committee's judgment, hold positions of responsibility or whose performance can have a significant or material effect on the Company's long-term success or achievement of specific objectives shall be eligible to participate (the "Participants"). The Board or Committee, in its sole discretion, shall determine whether an individual qualifies as a Participant. Subject to the Plan's terms and restrictions, a Participant may receive more than one Option or Restricted Stock Award; provided, however, a Participant may not receive Options and Restricted Stock Awards in any one calendar year for more than an aggregate of 100,000 Shares. A Participant who is an independent contractor or a nonemployee member of the Company's Board of Directors may not receive an Option which is intended to be an ISO.

     4. Available Shares. The aggregate maximum number of shares of the Common Stock for which the Committee may issue Options or Restricted Stock Awards under the Plan is 1,750,000 shares, adjusted as provided in Section 9 (the "Plan Shares" or "Shares"). Plan Shares shall be issued from authorized and unissued Common Stock or Common Stock held in or hereafter acquired for the Company's treasury. If any outstanding Option or Restricted Stock Award granted under the Plan expires, lapses or is terminated for any reason, the Plan Shares allocable to the unexercised portion of such Option or forfeited portion of such Restricted Stock Award may again be the subject of grant pursuant to the Plan.

     5. Term of Plan. The Plan is effective as of April 17, 1998, the date on which it was adopted by the Company's Board of Directors. No Option or Restricted Stock Award granted under the Plan shall be exercisable or nonforfeitable unless the Plan is approved by vote of a majority of outstanding voting stock of the Company on or before December 31, 1999. No Option or Restricted Stock Award may be granted under the Plan after December 31, 2008.

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     6. Terms and Conditions of Options. Options granted pursuant to the Plan shall be evidenced by written documents (the "Option Documents") in such form or forms as the Committee shall from time to time approve. Option Documents shall comply with and be subject to the terms and conditions set forth below and such other terms and conditions which the Committee shall from time to time specify with respect to a particular Option or Options provided they are not inconsistent with the terms of the Plan. The applicable terms need not be uniform between or among Options.

          (a) Number of Shares. Each Option Document shall state the number of Shares to which it pertains.

          (b) Option Price. Each Option Document shall state the price at which Shares under Option may be purchased (the "Option Price"). It is expressly intended that the Option Price may be less than the fair market value of the Common Stock on the date the option is granted, except that the Option Price with respect to ISOs shall not be less than 100% of the fair market value of the Common Stock on the date of grant; provided, however, if an ISO is granted to a Participant who then owns, directly or by attribution under section 424(d) of the Code, shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or an Affiliate, then the Option Price for such ISO shall be at least 110% of the Common Stock's closing price on the date the Option is granted.

          (c) Exercisablity.

               (i) Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Board or Committee at or after grant. If the Board or Committee provides in its discretion, that any Option is exercisable only in installments, the Board or Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Board or Committee shall determine, in its sole discretion.

               (ii) Change in Control. A "Change in Control" for purposes of this Plan shall mean any one of the following events:

                    (A) at any time during a period of two (2) consecutive
               years, at least a majority of the Board shall not consist of Continuing Directors. "Continuing Directors" shall mean directors of the Company at the beginning of such two-year period and directors who subsequently became such and whose selection or nomination for election by the Company's shareholders was approved by a majority of the ten Continuing Directors; or

                    (B) any person or "group" (as determined for purposes of
               Regulation 13D-G promulgated by the Commission under the Exchange Act or under any successor regulation), but excluding any majority-owned subsidiary or any employee benefit plan sponsored by the Company or any subsidiary or any trust or investment manager for the account of such a plan, shall have acquired "beneficial ownership" (as determined for purposes of such regulation) of the Company's securities representing fifty

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               percent (50%) or more of the combined voting power of the
               Company's then outstanding securities unless such acquisition is approved in advance by a majority of the directors of the Company who were in office immediately preceding such acquisition and any individual selected to fill any vacancy created by reason of the death or disability of any such director; or

                    (C) the Company becomes a party to a merger, consolidation or share exchange in which either (i) the Company will not be the surviving corporation or (ii) the Company will be the surviving corporation and any outstanding shares of Common Stock will be converted into shares of any other company (other than a reincorporation or the establishment of a holding company involving no change in ownership of the Company or other securities or cash or other property (excluding payments made solely for fractional shares); or

                    (D) the Company's shareholders (i) approve any plan or
               proposal for the disposition or other transfer of all, or substantially all, of the assets of the Company, whether by means of a merger, reorganization, liquidation or dissolution or otherwise or (ii) dispose of, or become obligated to dispose of, 50% or more of the outstanding capital stock of the Company by tender offer or otherwise. If a Change in Control has occurred, all outstanding, and fully vested options granted under the Plan shall be immediately exercisable by the holder of the option for the total remaining number of Shares covered by the option and shall survive any such event.

          (d) Medium of Payment. A Participant shall pay for Shares under Option
     (i) in cash, (ii) by certified check payable to the order of the Company,
     (iii) in shares of the Common Stock held by the Participant for a least six months as of the exercise date, (iv) by a combination of the foregoing, (v) by delivery to the Company of a properly executed notice of exercise together with irrevocable instructions to a broker to deliver to the Company promptly the amount of the proceeds of the sale of all or a portion of the Shares or of a loan from the broker to the Participant necessary to pay the aggregate exercise price payable for the purchased Shares plus all applicable federal, state and local income and employment taxes required to be withheld by the Company by reason of such exercise or (vi) by such other mode of payment as the Board or Committee may approve. If payment is made in whole or in part in shares of the Common Stock, then the Participant shall deliver to the Company certificates registered in the name of such Participant representing shares of Common Stock owned by such Participant, free of all liens, claims and encumbrances of every kind and having a fair market value on the date of delivery that is not greater than the Option Price of the Shares with respect to which such Option is to be exercised, accompanied by stock powers duly endorsed in blank by the Participant. Notwithstanding the foregoing, the Committee may impose such limitations and prohibitions on the use of shares of the Common Stock to exercise an Option as it deems appropriate.

          (e) Termination of ISOs. Unless the Board or Committee provides otherwise in an Option Document, no unvested ISO may be exercised until vested and a fully vested ISO shall not be exercisable after the first to occur of the following:

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               (i) Term Capitation. Expiration of the term specified in the
          Option Document, which shall not exceed ten years from the date of grant or five years from the date of grant if the Participant on the date of grant owns, directly or by attribution under section 424(d) of the Code, shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of an Affiliate,

               (ii) Employment Termination. Expiration of 10 days from the date the Participant's employment with the Company or its Affiliates terminates unless any of subsection 6(c)(iii) - 6(c)(vi) applies:

               (iii) Retirement. Expiration of 30 days from the date the Participant's employment with the Company or its Affiliates terminates due to "retirement";

               (iv) Disability. Expiration of six-months from the date the Participant's employment with the Company or its Affiliates terminates if the Participant terminates due to disability (within the meaning of section 22(e)(3) of the Code);

               (v) Death. Expiration of the Option term if the Participant's employment terminates due to death, or

               (vi) Forfeiture. The date on which forfeiture occurs under subsection 6(g).

          (f) Termination of NSO's. Unless the Committee provides otherwise in an Option Document, no unvested NSO may be exercised until vested and a fully vested NSO shall not be exercisable after the first to occur of the following:

               (i) Term Expiration. Expiration of the term specified in the Option Document, which shall not exceed ten years from the date of grant,

               (ii) Forfeiture. The date on which forfeiture occurs under subsection 6(g).

          (g) Forfeiture. An Option shall terminate immediately upon a finding by the Board or Committee, after full consideration of the facts presented on behalf of both the Company and the Participant, that the Participant has engaged in any sort of disloyalty to the Company or an Affiliate, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his employment or service or has disclosed trade secrets or confidential information of the Company or an Affiliate or engaged in competition with the Company or an Affiliate. In such event, in addition to immediate termination of the Option, the Participant, upon a determination by the Board or Committee, shall automatically forfeit all Shares for which the Company has not yet delivered the share certificate upon the Company's refund of the Option Price.

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          (h) Transfers. Generally, a Participant may not transfer any Option granted under the Plan, except that (i) during his lifetime, a Participant may transfer an NSO to a spouse or a lineal ascendant or descendant or a trust for the benefit of such person or persons or a partnership in which such persons are the only partners, provided the Participant receives no consideration for any such transfer and (ii) at the Participant's death, a Participant may transfer an Option by will or by the laws of descent and distribution. If a transfer occurs under this subsection, the transferred Option shall remain subject to all Plan provisions. A transferee shall be required to furnish proof satisfactory to the Committee of the transfer to him by gift or by will or laws of descent and distribution.

          (i) Limits on ISOs. Each ISO shall provide that to the extent the aggregate fair market value of Plan Shares with respect to which a Participant may exercise an ISO for the first time during any calendar year under any Company plan exceeds $100,000, then such Option shall be treated as an NSO rather than as an ISO.

          (j) Other Provisions. The Option Documents shall contain such other provisions including, without limitation, additional restrictions upon the exercise of the Option or additional limitations upon the term of the Option, as the Board or Committee shall deem advisable.

          (k) Amendment. The Board or Committee shall have the right to amend Option Documents issued to a Participant subject to the Participant's consent.

     7. Method of Option Exercise.

          (a) Notice. No Option shall be deemed to have been exercised prior to the Company's receipt of written notice of such exercise and of payment in fall of the Option Price for the Shares to be purchased. Each such notice shall specify the number of Shares to be purchased.

          (b) Securities Laws. Each notice of exercise shall (unless the Shares are covered by a then current registration statement under the Securities Act of 1933, as amended (the "Act")), contain the Participant's acknowledgment in form and substance satisfactory to the Company that (i) such Option Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act), (ii) the Participant has been advised and understands that (A) the Option Shares may not be registered under the Act and may be "restricted securities" within the meaning of Rule 144 under the Act and may be subject to restrictions on transfer and (B) the Company is under no obligation to register the Option Shares under the Act or to take any action which would make available to the Participant any exemption from such applicable federal and state securities laws. Notwithstanding the foregoing should the Company be advised by counsel that issuance of Shares should be delayed pending (iv) registration under federal or state securities laws or (v) the receipt of an opinion that an appropriate exemption therefrom is available, the Company may defer

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     exercise of any Option granted hereunder until either such event in (iv) or
     (v) has occurred.

          (c) Brokerage Account. Each notice of exercise may instruct the Company, in such form as the Board or Committee shall prescribe, to deliver Shares upon Option exercise to any registered broker or dealer which the Company approves in lieu of delivery to the Participant.

          (d) Legend. Any certificate issued in respect of an Option shall be registered in the Participant's name and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable under the Plan and Option Documents to the covered Shares.

     8. Terms and Conditions of Restricted Stock Awards. Restricted Stock Awards made pursuant to the Plan shall be evidenced by written documents (the "award Documents") in such form or forms as the Board or Committee shall from time to time approve.

          (a) Number of Shares. Subject to Section 4, each Award Document shall state the number of Shares to which it pertains.

          (b) Restrictions and Limitations. Each grant shall be subject to such restrictions as the Board or Committee may impose. The applicable restrictions may lapse separately or in combination at such time or times, or in such installments, as the Board or Committee may deem appropriate. In addition, the Board or Committee may impose limits on the Participant's right to vote Shares or receive dividends or distributions on Shares under a Restricted Stock Award until such Shares become nonforfeitable. Each Award Document shall provide that the Participant has engaged in conduct which violates subsection 6(g) and that all forfeitable Shares shall become nonforfeitable upon the occurrence of a Chance in Control (as defined in subsection 6(c)(ii)).

          (c) Legend. Any certificate issued in respect of a Restricted Stock Award shall be registered in the Participant's name and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable under the Plan and Award Document to the covered Shares. In addition, until such time as all restrictions applicable to the Shares lapse, the Board or Committee may provide for the certificate to be held in escrow by an escrow agent which the Board or Committee selects and the Company compensates.

          (d) Forfeiture.

               (i) General Rule. If a Participant terminates employment during any restriction period under circumstances which result in a forfeiture of Shares covered by the Restricted Stock Award or any event occurs or fails to occur which results in a forfeiture, the restricted Shares shall revert to the Company. Notwithstanding the foregoing, the Board or Committee may waive any restriction applicable to any Restricted Stock Award whenever the Board or Committee determines that such waiver is in the

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          Company's best interests. Unless otherwise set forth in the
          Restricted Stock Award grant, an Option shall terminate if, for any reason, the Participant ceases to be in the employ of the Company or its Affiliates or ceases to be retained as a consultant for a period of one-year as determined from the date upon when the Option becomes first exercisable. In such event, in addition to termination of the Option, if the Participant has acquired Option Shares during a period of less than one-year from the date upon when each Option installment set forth in The Restricted Stock Award document becomes first exercisable, the Participant shall automatically forfeit all such Option Shares upon the Company's refund of the Option Price.

               (ii) Forfeiture for Cause. A Participant shall forfeit all forfeitable Shares covered by a Restricted Stock Award immediately upon a finding by the Board or Committee, after full consideration of the facts presented on behalf of both the Company and the Participant, that the Participants has engaged in any sort of disloyalty to the Company or an Affiliate, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his employment or service or has disclosed trade secrets or confidential information of the Company or an Affiliate or engaged in competition with the Company or an Affiliate.

          (e) Transfers. Generally, a Participant may not transfer, assign, alienate, sell, encumber, or pledge Shares under a Restricted Stock Award until they are nonforfeitable and any purported transfer, assignment, alienation, sale, encumbrance or pledge shall be void and unenforceable. Notwithstanding the foregoing, (i) a Participant may transfer forfeitable Shares under a Restricted Stock Award to a spouse or a lineal ascendant or descendant or a trust for the benefit of such a person or persons or a partnership in which such persons are the only partners, provided the Participant receives no consideration for any such transfer and (ii) at the Participant's death, a Participant may transfer forfeitable Shares under a Restricted Stock Award by will or by the laws of descent and distribution. If a permitted transfer occurs under this subsection, the transferred Shares shall remain subject to all Plan provisions and all applicable conditions and restrictions under the Award Document. A transferee shall be required to furnish proof satisfactory to the Board or Committee of the transfer to him by gift or by will or laws of descent and distribution.

          (f) Securities Laws. Upon the advice of counsel, the Board or Committee may require a Participant to take or defer any action with respect to Shares covered under a Restricted Stock Award which counsel determines is necessary to comply with federal or state securities laws.

     9. Adjustments on Changes in Common Stock. The aggregate number of shares and class of shares as to which Options or Restricted Stock Awards may be granted hereunder, the number of Shares covered by each outstanding Option and the Option Price thereof and each Restricted Stock Award shall be appropriately adjusted in the event of a stock dividend, stock split, recapitalization or other change in the number or class of issued and outstanding equity securities of the Company resulting from a subdivision or consolidation of the Common Stock and/or other outstanding equity security or recapitalization or other capital adjustment (not including the issuance of Common Stock

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upon the conversation of other securities of the Company which are convertible into Common Stock) affecting the Common Stock which is effected without receipt of consideration by the Company. The Board or Committee shall have authority to determine the adjustments to be made under this Section and any such determination by the Board or Committee shall be final, binding and conclusive; provided, however, that no adjustment shall be made which causes an ISO to lose its status as such without the consent of the Participant.

     10. Amendment of the Plan. The Board of Directors of the Company may amend the Plan from time to time in such manner as it may deem advisable to terminate the Plan in full. Nevertheless, the Board of Directors of the Company may not, without obtaining approval by vote of a majority of the outstanding voting stock of the Company within twelve months before or after such action, change the class of individuals eligible to receive grants under the Plan or increase the maximum number of shares of Common Stock as to which Options or Restricted Stock Awards may be granted, except as provided in Section 9 hereof

     11. Continued Employment. The grant of an Option or a Restricted Stock Award pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or any Affiliate to retain the Participant in the employ of the Company or an Affiliate or as a member of the Company's or an Affiliate's Board of Directors or in any other capacity.

     12. Withholding of Taxes.

          (a) General Rule. As a condition for the receipt of an Option or Restricted Stock Award, the Participant agrees that the Company (or the Affiliate employing him) may deduct from wages or other amounts payable to him or that he will pay over to the Company any amount necessary to satisfy any federal, state and/or local withholding tax requirements and that the Company shall have the right to take whatever action it deems necessary to protect its interests with respect to tax liabilities resulting from any act or event in connection with the Plan.

          (b) Payment in Shares. The Participant may elect that the Company satisfy any applicable minimum federal, state and/or local withholding tax requirement by retaining Shares the Company would otherwise transfer to him upon his exercise of an Option or satisfaction of all vesting conditions under a Restricted Stock Award which have a fair market value equal to such withholding requirement. Notwithstanding the foregoing, the Board or Committee may impose such limitations and prohibitions on the use of shares of the Common Stock to satisfy withholding tax requirements as it deems appropriate.

     13. Rules of Interpretation. Regardless of the number and gender specifically used, words used in the Plan shall be deemed and construed to include any other number (singular or plural) and any other gender (masculine, feminine or neuter) as the context indicates is appropriate. Section headings are for convenience only; they form no part of the Plan.

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     14. Substitution of Options in a Merger, Consolidation or Share Exchange.
In the event that the Company becomes a party to a merger, consolidation or share exchange (a "Business Combination") and in connection therewith substitutes Options under the Plan for options of another party to such Business Combination, notwithstanding the provisions of the Plan, the terms of such substituted options may have the same terms and conditions (provided that the number of shares issuable and the exercise prices are adjusted in accordance with the terms of the Business Combination) as the former options of such other party to the Business Combination, provided, however, that the exercise price of the Options to be granted under the Plan shall be lawful consideration as determined by the Board or Committee.

     15. Notices and Communications. Should the Board of Directors deem it appropriate or necessary to inform Plan Participants concerning any aspect of the Plan, such notices and communications shall be sent to the Participant at the address so noted in the Participant's Stock Option Grant or Restricted Stock Award, as amended from time to time by sending written notice to the Company. All such notices, advises and communications shall be deemed to have been received (a) in the case of personal delivery or recognized overnight courier service, on the date of such delivery and (1), in the case of mailing, on the third business day following such mailing.

     16. Necessary Documents. If any Shareholder is required to sell his Shares under the terms of this Agreement, such Shareholder or his legal representative shall execute and deliver all necessary documents that reasonably may be required to accomplish a complete transfer of such Shares.

     17. Specific Performance. In the event of a breach or threatened breach under this Agreement, the parties agree that the remedy at law would be inadequate and any party to this Agreement shall be entitled to appropriate injunctive and other equitable relief including without limitation, specific performance. Further, any non-breaching party shall be entitled to recover the loss, cost and expense (including reasonable attorneys' fees) which such party incurs in securing any relief at law or in equity.

     18. Modification. No waiver by any part hereto of any condition, or the breach of any term or covenant contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed or construed as a further or continuing waiver of any such conditions or breach or waiver of any other condition.

     19. Subsequent Signatories. As a condition to the transfer of any shares of Common Stock, whether pursuant to an original issuance of shares of Common Stock, a Permitted Transfer, or otherwise, the transferee of any of such shares shall be required to enter into an agreement agreeing to be bound by all of the provisions of this Agreement. Any transfer of any shares of Common Stock in breach of the foregoing sentence shall be null and void and shall not be reflected on the Company's transfer records.

     20. Arbitration/Jurisdiction of the Court. Any controversy or claim arising out of or relating to this Plan, or the breach thereof, shall be settled by arbitration

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in the County of Delaware, Pennsylvania, USA, in accordance with the rules of the American Arbitration Association there in effect.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


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                                        By:
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                                        SHAREHOLDERS:

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